UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant  ☑                                   Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SPS COMMERCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required
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2022 Annual Meeting  Vote by May 16, 2022 11:59 PM ET. For shares held in a Plan, vote by May 13, 2022 11:59 PM ET.   SPS COMMERCE, INC.  333 SOUTH SEVENTH STREET  SUITE 1000  MINNEAPOLIS, MN 55402  D77713-P64574  You invested in SPS COMMERCE, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the stockholder meeting to be held on May 17, 2022.  Get informed before you vote  View the Notice and Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by  requesting prior to May 3, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings,  you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending  an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise  receive a paper or email copy.  For complete information and to vote, visit www.ProxyVote.com   Control #  Vote Virtually at the Meeting*  May 17, 2022  8:00 AM CT  Smartphone users  Point your camera here and  vote without entering a  control number  Virtually at:  www.virtualshareholdermeeting.com/SPSC2022  *Please check the meeting materials for any special requirements for meeting attendance.  V1.1

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Board Recommends  Voting Items  1. Election of Directors   Nominees:  1a. Archie Black  For  1b. James Ramsey  For  1c. Marty Reaume  For  1d. Tami Reller  For  1e. Philip Soran  For  1f. Anne Sempowski Ward  For  1g. Sven Wehrwein  For  2. Ratification of the selection of KPMG LLP as the independent auditor of SPS Commerce, Inc. for the fiscal year ending December 31, 2022.  For  For  3. Advisory approval of the compensation of the named executive officers of SPS Commerce, Inc.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D77714-P64574